77O Transactions effected pursuant to Rule 10f-3
Columbia Small Cap Growth Fund (Fund)

On June 21, 2004, Columbia Small Cap Growth Fund (Fund) purchased 371,000 par value of Equity of Jackson Hewitt Tax Svc Inc (Securities) for a total purchase price of $6,307,000.00 from Goldman Sachs & Co to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Small Cap Growth Fund (Fund)

On June 9, 2004, Columbia Small Cap Growth Fund (Fund) purchased 112,200 par value of Equity of Sirva Inc (Securities) for a total purchase price of $2,468,400.00 from Goldman Sachs & Co to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Small Cap Growth Fund (Fund)

On June 9, 2004, Columbia Small Cap Growth Fund (Fund) purchased 12,100 par value of Equity of Sirva Inc (Securities) for a total purchase price of $266,200.00 from Goldman Sachs & Co to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Small Cap Growth Fund (Fund)

On June 24, 2004, Columbia Small Cap Growth Fund (Fund) purchased 85,200 par value of Equity of K2 Inc (Securities) for a total purchase price of $1,320,600.00 from JP Morgan Securities to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Small Cap Growth Fund (Fund)

On October 6, 2004, Columbia Small Cap Growth Fund (Fund) purchased 25,400 par value of Equity of New York & Co Inc (Securities) for a total purchase price of $431,800.00 from Bear Stearns & Co to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Small Cap Growth Fund (Fund)

On November 4, 2004, Columbia Small Cap Growth Fund (Fund) purchased 10,400 par value of Equity of Marketaxess Hldgs Inc (Securities) for a total purchase price of $114,400.00 from Credit Suisse First Boston Corp to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Small Cap Growth Fund (Fund)

On December 15, 2004, Columbia Small Cap Growth Fund (Fund) purchased 18,000 par value of Equity of Advance Amer Cash Advance (Securities) for a total purchase price of $270,000.00 from Morgan Stanley to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.